Evergreen Short Intermediate Bond Fund: Semiannual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
32	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Short Intermediate Bond Fund, which covers the six-month period ended December 31, 2002.

Market analysis

In the second half of 2002, the fixed income markets provided investors with yet another strong argument for diversification. As the equity markets alternately swooned and recovered, bonds offered many investors relative stability in the uncertain global environment. Corporate malfeasance, slower than expected economic growth, falling profits, fear of further terrorist attacks, and a potential war with Iraq all weighed heavily on the minds of investors. Credit downgrades hurt some in the corporate market, yet overall spreads remained wide relative to historical patterns. Treasuries rose during the summer and into early autumn, and managed to hold on to healthy annual gains as the equity markets rallied in October and November. Municipal bonds performed admirably despite increased supply, and high yield bonds began their long-anticipated climb during the fourth quarter.

The period began with corporate distrust at or near all-time highs. Accounting scandals threatened the financial markets, and the credit markets were waiting for the next shoe to drop. Rating agencies took no prisoners, and several companies faced punishing downgrades. The majority in the corporate sector, however, managed to perform well despite the negative headlines. Indeed, during the fourth quarter, investment grade corporate bonds performed well as yield spreads relative to Treasuries narrowed sharply. Equities began the quarter with a strong recovery, and money flowed from Treasuries into corporate bonds. In contrast to the third quarter, the lower the rating category, the better its performance over the last three months of the year. High yield bonds posted the best performance heading into the new year, with the Lehman Brothers High Yield Index gaining more than 6% in the fourth quarter.

As mentioned earlier, Treasuries gained early in the period. The massive uncertainty caused many fixed income investors to seek the perceived safety of the U.S. government bond market. Indeed, the yield on the 10-year Treasury bond declined from its high for the year of approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal 2002. After the

LETTER TO SHAREHOLDERS continued

third quarter, though, the 10-year bond struggled to maintain its earlier momentum as a rebounding stock market and diminished fears of a double-dip recession caused investors to seek opportunities elsewhere. In addition, the surprise Federal Reserve Board rate cut of 50 basis points in November and the Republican success in the mid-term elections resulted in more investors fleeing Treasuries. For many investors who participated in the gains in Treasuries, it appeared that rates couldn’t get much lower, and the likelihood of tax cuts and a rising budget deficit decreased the attractiveness of government bonds.

We should note that despite the weakness in October and November, municipal bonds performed well in the third quarter and also in December. What is remarkable is that the sector experienced the largest issuance ever in 2002, with more than $350 billion in new deals. Many states and municipalities faced budget challenges in attempting to fund programs as the slower than expected economy produced lower tax receipts. In addition, geopolitical concerns also attracted investment in this area, as the potential for conflicts with Iraq and North Korea increased in December.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project gross domestic product growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in an uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. If clarity improves on the global picture, and demand strengthens domestically, we

LETTER TO SHAREHOLDERS continued

believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for stability in rates during the first half of the year could bode well for the mortgage securities market. It is our belief that corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may be found in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“If the economy improves, we believe the best opportunity for returns may come from the corporate sector, especially lower-quality corporate bonds, and we plan to continue overweighting that sector as well.”

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/31/1977
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	6/5/2002	6/5/2002	6/5/2002	11/24/1997	3/9/1998

6-month return with sales charge	2.60%	0.56%	3.53%	N/A	N/A

6-month return w/o sales charge	6.02%	5.56%	5.56%	6.09%	5.96%

Average Annual Return*

1 year with sales charge	6.20%	4.24%	7.18%	N/A	N/A

1 year w/o sales charge	9.77%	9.24%	9.26%	9.89%	9.62%

5 year	6.73%	7.03%	7.12%	7.46%	7.17%

10 year	6.18%	6.09%	5.99%	6.68%	6.40%

Maximum sales charge	3.25%	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.58%	2.91%	2.85%	3.90%	3.65%

6-month income dividends per share	$0.14	$0.11	$0.11	$0.14	$0.14

6-month capital gain distributions per share	$0.02	$0.02	$0.02	$0.02	$0.02

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.10% for Class A, 0.25% for Class IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 6.02% for the six-month period ended December 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Intermediate Government/Credit Index returned 6.30%, and the median return among funds in the Lipper Short-Intermediate Investment Grade Debt Funds Classification was 4.50%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$1,142,762,310

Average Credit Quality*	AA

Average Duration	3.6 years

Effective Maturity	4.8 years

*Source: Standard & Poor’s

What was the investment environment for the period?

The general environment for bonds was good and they outperformed stocks for the third consecutive year, benefiting from the weak economic conditions and the accommodating monetary policy. Throughout the year, the Federal Reserve Board maintained a stable monetary policy, but in early November lowered interest rates once again by 50 basis points. During the third quarter, bond yields fell to their lowest levels in almost 50 years. Although broad bond indexes showed positive returns, underlying sectors experienced significant volatility, particularly the corporate and mortgage sectors. During the period, U.S. Treasury and Agency bonds outperformed both the corporate and mortgage sectors and high-quality issues outperformed lower-rated issues, as has been typical during times of extreme volatility.

PORTFOLIO COMPOSITION
(based on 12/31/2002 portfolio assets)

Corporate Bonds	41.3%

Mortgage-Backed Securities	19.3%

Collateralized Mortgage Obligations	15.7%

U.S. Treasury Obligations	10.2%

Short-Term Investments	7.1%

Asset-Backed Securities	2.8%

Yankee Obligations	1.9%

U.S. Government & Agency Obligations	1.4%

Mutual Fund Shares	0.3%

What strategies did you use in managing the fund?

Our sector allocation strategy during the six months was to continue to maintain slight overweightings in both the corporate and mortgage sectors. Corporate bonds suffered from the same problems that plagued the equity markets -- corporate malfeasance as well as declining and questionable earnings reports. We focused on risk management, emphasizing security selection and credit quality in an attempt to avoid problem areas. In the fourth quarter, improving conditions in the economy and the stock market benefited the corporate sector and lower-quality corporates outperformed. It was a difficult and volatile environment for mortgage-backed securities, which suffered as a result of declining interest rates and the unprecedented mortgage-refinancing wave that followed. Our primary focus in the fund has been to insulate the portfolio from

PORTFOLIO MANAGER INTERVIEW continued

prepayment risk by owning securities less likely to be prepaid, such as prepayment-insensitive Collateralized Mortgage Obligation bonds, FNMA Delegated Underwriting and Servicing (DUS) bonds, and Commercial Mortgage-Backed Securities.

Our duration strategy was essentially neutral during the six months, closely tracking the duration of the benchmark. Duration measures a fund’s sensitivity to changes in interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. Because of fluctuating bond prices, we believed a neutral strategy was best during the period.

The fund’s yield curve strategy earlier in the period reflected our positive view of intermediate maturities, those in the five to 10-year range. We were neutral near the end of the period. We believe intermediate maturity bonds allow us to take advantage of the upward slope of the yield curve. As time passes and the bonds move closer to maturity, the market yields on the bonds decline, which may benefit the bond’s price.

PORTFOLIO QUALITY*
(based on 12/31/2002 market value of bonds)

*Source: Standard & Poor’s

What is your outlook for the next six months?

After three years of bond outperformance, we believe this trend may end in 2003. With interest rates near 50-year lows, the chances are good that the Fed may be finished with its easing cycle. We believe that any increase in rates may be distant, slow and gradual, supporting our plans to keep portfolio durations near those of the benchmark. If rates remain close to current levels, mortgages will benefit and our overweighting in the sector should potentially add to the fund’s performance. Even if rates do rise later in the year, we believe market interest rates are already beginning to factor in an increase in the federal funds rate, which currently stands at 1.25%. If the economy improves, we believe the best opportunity for returns may come from the corporate sector, especially lower-quality corporate bonds, and we plan to continue overweighting that sector as well.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	December 31, 2002	Year Ended
	(unaudited)[1]	June 30, 2002[2]
CLASS A
Net asset value, beginning of period	$6.01	$6.01
Income from investment operations
Net investment income	0.14	0.02
Net realized and unrealized gains or losses on securities	0.22	0
Total from investment operations	0.36	0.02

Distributions to shareholders from
Net investment income	-0.14	-0.02
Net realized gains	-0.02	0
Total distributions to shareholders	-0.16	-0.02

Net asset value, end of period	$6.21	$6.01
Total return[3]	6.02%	0.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$87,957	$75,418
Ratios to average net assets
Expenses[4]	0.67%[5]	0.67%[5]
Net investment income	4.60%[5]	4.85%[5]
Portfolio turnover rate	88%	138%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	December 31, 2002	Year Ended
	(unaudited)[1]	June 30, 2002[2]
CLASS B
Net asset value, beginning of period	$6.01	$6.01
Income from investment operations
Net investment income	0.11	0.02
Net realized and unrealized gains or losses on securities	0.22	0
Total from investment operations	0.33	0.02

Distributions to shareholders from
Net investment income	-0.11	-0.02
Net realized gains	-0.02	0
Total distributions to shareholders	-0.13	-0.02

Net asset value, end of period	$6.21	$6.01
Total return[3]	5.56%	0.28%
Ratios and supplemental data
Net assets, end of period (thousands)	$20,754	$16,801
Ratios to average net assets
Expenses[4]	1.57%[5]	1.57%[5]
Net investment income	3.71%[5]	3.94%[5]
Portfolio turnover rate	88%	138%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	December 31, 2002	Year Ended
	(unaudited)[1]	June 30, 2002[2]
CLASS C
Net asset value, beginning of period	$6.01	$6.01
Income from investment operations
Net investment income	0.11	0.02
Net realized and unrealized gains or losses on securities	0.22	0
Total from investment operations	0.33	0.02

Distributions to shareholders from
Net investment income	-0.11	-0.02
Net realized gains	-0.02	0
Total distributions to shareholders	-0.13	-0.02

Net asset value, end of period	$6.21	$6.01
Total return[3]	5.56%	0.28%
Ratios and supplemental data
Net assets, end of period (thousands)	$39,754	$28,833
Ratios to average net assets
Expenses[4]	1.57%[5]	1.57%[5]
Net investment income	3.70%[5]	3.94%[5]
Portfolio turnover rate	88%	138%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from June 5, 2002 (commencement of class operations), to June 30, 2002.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	December 31, 2002	Year Ended	Year Ended September 30,
	(unaudited)[1]	June 30, 2002[2]	2001	2000	1999	1998[3]
CLASS I
Net asset value, beginning of period	$6.01	$6.18	$5.83	$5.82	$6.12	$5.96
Income from investment operations
Net investment income	0.15	0.24	0.36	0.37	0.35	0.31
Net realized and unrealized gains or losses on securities	0.21	-0.03	0.35	0.01	-0.30	0.16
Total from investment operations	0.36	0.21	0.71	0.38	0.05	0.47

Distributions to shareholders from
Net investment income	-0.14	-0.23	-0.36	-0.37	-0.35	-0.31
Net realized gains	-0.02	-0.15	0	0	0	0
Total distributions to shareholders	-0.16	-0.38	-0.36	-0.37	-0.35	-0.31

Net asset value, end of period	$6.21	$6.01	$6.18	$5.83	$5.82	$6.12
Total return	6.09%	3.63%	12.49%	6.82%	0.84%	8.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$968,418	$822,835	$513,230	$554,432	$590,927	$668,907
Ratios to average net assets
Expenses[4]	0.57%[5]	0.57%[5]	0.56%	0.52%	0.49%	0.52%[5]
Net investment income	4.69%[5]	5.17%[5]	5.96%	6.52%	5.86%	5.99%[5]
Portfolio turnover rate	88%	138%	187%	37%	63%	46%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

3.  For the period from November 24, 1997 (commencement of class operations), to September 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	December 31, 2002	Year Ended	Year Ended September 30,
	(unaudited)[1]	June 30, 2002[2]	2001	2000	1999	1998[3]
CLASS IS
Net asset value, beginning of period	$6.01	$6.18	$5.83	$5.82	$6.12	$5.97
Income from investment operations
Net investment income	0.14	0.22	0.34	0.36	0.33	0.20
Net realized and unrealized gains or losses on securities	0.22	-0.02	0.35	0.01	-0.30	0.15
Total from investment operations	0.36	0.20	0.69	0.37	0.03	0.35

Distributions to shareholders from
Net investment income	-0.14	-0.22	-0.34	-0.36	-0.33	-0.20
Net realized gains	-0.02	-0.15	0	0	0	0
Total distributions to shareholders	-0.16	-0.37	-0.34	-0.36	-0.33	-0.20

Net asset value, end of period	$6.21	$6.01	$6.18	$5.83	$5.82	$6.12
Total return	5.96%	3.43%	12.21%	6.55%	0.59%	5.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$25,880	$16,601	$14,163	$12,709	$11,590	$9,808
Ratios to average net assets
Expenses[4]	0.82%[5]	0.83%[5]	0.81%	0.78%	0.74%	0.77%[5]
Net investment income	4.45%[5]	4.93%[5]	5.70%	6.26%	5.65%	5.65%[5]
Portfolio turnover rate	88%	138%	187%	37%	63%	46%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

3.  For the period from March 9, 1998 (commencement of class operations), to September 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 2.8%
Asset Securitization Corp., Ser. 97-D4, Class A-1D, 7.49%, 04/14/2029	AAA	$ 6,100,000	$ 7,023,140
Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A4, 5.07%, 02/15/2008	AAA	1,500,000	1,587,601
Ford Credit Auto Owner Trust, Ser. 2002-A, Class A3B, 1.54%, 01/15/2006	AAA	6,715,000	6,722,065
MBNA Master Credit Card Trust:
Ser. 1999-J, Class A, 7.00%, 02/15/2012	AAA	7,485,000	8,604,937
Ser. 2001, Class C-3, 6.55%, 12/15/2008	BBB	5,505,000	5,963,697
Metlife Capital Equipment Loan Trust, Ser. 1997-A, Class A, 6.85%, 05/20/2008	AAA	536,350	552,360
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1, 8.12%, 02/15/2025	AAA	1,888,308	2,003,229
West Penn Funding LLC, Ser. 1999-A, Class A2, 6.63%, 12/26/2005	AAA	179,706	184,752
Total Asset-Backed Securities			32,641,781
COLLATERALIZED MORTGAGE OBLIGATIONS 15.8%
Citicorp Mtge. Securities, Inc., Ser. 1992-18, Class A1, 4.98%, 11/25/2022	AAA	2,497,504	2,569,555
Comml. Mtge. Asset Trust, Ser. 1999 C2, Class A1, 7.28%, 11/17/2032	AAA	5,564,688	6,198,626
DLJ Mtge. Acceptance Corp., Ser. 1991-3, Class A1, 4.56%, 02/20/2021	AAA	842,830	841,713
FHLMC:
Ser. 1935, Class FL, 7.39%, 02/15/2027	AAA	194,121	195,758
Ser. 2116, Class D, 6.00%, 07/15/2026	AAA	10,000,000	10,403,110
Ser. 2314, Class TF, 6.25%, 02/15/2025	AAA	11,000,000	11,252,891
Ser. 2359, Class PH, 6.50%, 03/15/2030	AAA	10,000,000	10,566,022
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	10,155,000	10,637,926
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	415,000	435,291
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	2,420,000	2,534,470
Ser. 2448, Class XE, 6.50%, 12/15/2029	AAA	4,581,000	4,818,829
Ser. 2453, Class BD, 6.00%, 05/15/2017	AAA	7,480,000	7,964,497
Ser. 2463, Class CE, 6.00%, 06/15/2017	AAA	10,062,000	10,714,487
Ser. 2503, Class PD, 6.00%, 05/15/2026	AAA	5,025,000	5,281,233
FNMA:
Ser. 1998-W8, Class A4, 6.02%, 09/25/2028	AAA	4,196,062	4,262,377
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	1,961,014	2,127,087
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	2,965,000	3,098,936
Ser. 2002-7, Class QM, 6.00%, 02/25/2020	AAA	6,815,000	7,202,801
Ser. 2002-7, Class TC, 5.75%, 01/25/2013	AAA	790,000	817,389
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	10,165,000	10,807,167
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	5,125,177	5,559,215
Ser. 2002-T18, Class A-4, 7.50%, 08/25/2042 (h)	AAA	11,080,000	12,031,772
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042 (h)	AAA	14,440,000	15,338,168
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
Fund America Investors Corp., Ser. 1993-A, Class A5, 4.90%, 06/25/2023	AAA	$ 2,596,750	$ 2,603,704
Greenwich Capital Commercial Funding Corp., Ser. 2002 C1, Class A4, 4.95%, 01/11/2035 (h)	AAA	8,980,000	9,167,682
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A-1, 7.18%, 09/15/2019	AAA	898,239	1,007,078
Morgan Stanley Capital I, Inc.:
Ser. 1997-Xl1, Class A1, 6.59%, 10/03/2030	AAA	3,117,187	3,333,975
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	4,920,000	5,520,971
Morgan Stanley Dean Witter, Ser. 2002-IQ, Class A3, 5.52%, 12/15/2035	AAA	4,600,000	4,946,564
Perpetual Savings Bank, Ser. 1990-1, Class 1, 5.18%, 04/01/2020	Aaa	1,728,404	1,747,325
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032	AAA	5,793,500	5,981,101
Ser. 2002-RZ1, Class A2, 4.30%, 04/25/2023	AAA	1,210,000	1,231,995
Total Collateralized Mortgage Obligations			181,199,715
CORPORATE BONDS 41.9%
CONSUMER DISCRETIONARY 5.6%
Automobiles 1.2%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	6,085,000	6,839,765
General Motors Corp., 7.20%, 01/15/2011	BBB	6,800,000	6,838,794
13,678,559
Media 1.5%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	8,005,000	8,272,247
Comcast Cable Communications Corp., 6.75%, 01/30/2011	BBB	5,300,000	5,524,842
Walt Disney Co., 6.75%, 03/30/2006	BBB+	3,250,000	3,551,756
17,348,845
Multi-line Retail 2.6%
May Department Stores Co., 7.15%, 08/15/2004	A	9,230,000	9,923,062
Target Corp., 7.50%, 02/15/2005	A+	8,750,000	9,669,249
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	9,000,000	10,616,085
30,208,396
Textiles & Apparel 0.3%
Nike, Inc., 5.50%, 08/15/2006	A	3,000,000	3,252,486
CONSUMER STAPLES 3.0%
Beverages 2.3%
Anheuser-Busch Companies, Inc., 5.625%, 10/01/2010	A+	7,100,000	7,716,543
Coca Cola Enterprises, Inc., 4.375%, 09/15/2009	A	7,750,000	7,995,156
Coors Brewing Co., 6.375%, 05/15/2012	BBB+	6,000,000	6,717,282
Pepsi Bottling Group, Inc., 5.625%, 02/17/2009 144A	A	3,975,000	4,337,190
26,766,171
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food & Drug Retailing 0.6%
Safeway, Inc., 4.80%, 07/16/2007	BBB	$ 6,475,000	$ 6,687,192
Personal Products 0.1%
Avon Products, Inc., 6.90%, 11/15/2004	A	1,000,000	1,078,846
ENERGY 1.6%
Energy Equipment & Services 0.5%
Progress Energy, Inc., 6.85%, 04/15/2012	BBB	5,375,000	5,897,719
Oil & Gas 1.1%
Amerada Hess Corp., 5.90%, 08/15/2006	BBB	5,175,000	5,540,174
Conoco Funding Co., 5.45%, 10/15/2006	A-	5,900,000	6,373,717
11,913,891
FINANCIALS 23.2%
Banks 5.4%
Bank of America Corp., 7.125%, 09/15/2006	A+	2,000,000	2,282,920
Bank of New York, Inc.:
4.14%, 08/02/2007	A+	3,000,000	3,081,372
7.30%, 12/01/2009	A	7,000,000	8,213,793
Fleet Credit Card LLC, 7.00%, 08/01/2003	A	2,000,000	2,053,234
National City Corp., 6.625%, 03/01/2004	A-	8,000,000	8,447,544
NationsBank Corp., 6.875%, 02/15/2005	A	1,800,000	1,966,443
Norwest Corp., 6.20%, 12/01/2005	A+	3,000,000	3,300,213
PNC Funding Corp.:
5.75%, 08/01/2006	A-	5,000,000	5,356,590
6.125%, 02/15/2009	BBB+	3,400,000	3,676,835
SunTrust Banks, Inc., 6.375%, 04/01/2011	A+	6,375,000	7,120,964
Union Planters Bank, 6.50%, 03/15/2008	BBB	1,000,000	1,065,591
Washington Mutual, Inc.:
5.625%, 01/15/2007	BBB+	1,000,000	1,071,109
6.875%, 06/15/2011	BBB+	6,850,000	7,693,269
Wells Fargo & Co., 6.875%, 04/01/2006	A	6,050,000	6,786,412
62,116,289
Diversified Financials 14.2%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	9,300,000	9,797,903
American Express Co., 5.50%, 09/12/2006	A+	6,350,000	6,865,207
American Express Credit Corp., Sr. Disc. Note, Step Bond, 7.45%, 08/10/2005 †	A+	2,000,000	2,239,584
Boeing Capital Corp., 6.10%, 03/01/2011	A+	1,000,000	1,038,576
Caterpillar Financial Services Corp., 4.69%, 04/25/2005	A+	10,000,000	10,438,750
Citigroup, Inc., 6.75%, 12/01/2005	AA-	5,475,000	6,092,115
Ford Motor Credit Co.:
7.20%, 06/15/2007	BBB	1,000,000	1,010,127
7.375%, 10/28/2009	BBB	13,955,000	13,849,361
7.60%, 08/01/2005	BBB	2,000,000	2,043,268
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financials continued
FPL Group Capital, Inc., 7.375%, 06/01/2009	A-	$ 4,000,000	$ 4,434,888
Franchise Finance Corporation of America, 7.875%, 11/30/2005	AAA	6,500,000	7,304,466
General Electric Capital Corp., MTN, 5.375%, 03/15/2007	AAA	750,000	803,580
GMAC:
6.38%, 01/30/2004	BBB	2,000,000	2,053,966
6.875%, 09/15/2011	BBB	2,550,000	2,547,126
Golden West Financial Corp.:
4.125%, 08/15/2007	A+	5,050,000	5,209,534
5.50%, 08/08/2006	A+	3,300,000	3,562,522
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009	A+	790,000	906,760
Household Finance Corp.:
5.875%, 09/25/2004	A-	4,685,000	4,853,890
6.40%, 06/17/2008	A-	6,850,000	7,312,813
6.50%, 11/15/2008	A-	2,475,000	2,664,402
International Lease Finance Corp.:
4.375%, 12/15/2005	AA-	5,000,000	5,063,235
5.35%, 05/03/2004	AA-	4,000,000	4,127,472
5.54%, 03/21/2005	AA-	750,000	781,433
5.95%, 06/06/2005	AA-	8,000,000	8,418,696
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	6,600,000	7,368,656
Merrill Lynch & Co., Inc.:
5.36%, 02/01/2007	A+	5,535,000	5,886,810
Ser. B, 6.15%, 01/26/2006	A+	3,750,000	4,059,964
Morgan Stanley Co., Inc.:
5.80%, 04/01/2007	A+	1,950,000	2,117,240
6.10%, 04/15/2006	A+	6,500,000	7,086,150
Nationwide Life Global Funding I, 5.35%, 02/15/2007 144A	AA-	2,175,000	2,281,556
Sears Roebuck Acceptance Corp., 7.00%, 02/01/2011	A-	4,300,000	4,155,219
Sprint Capital Corp.:
5.875%, 05/01/2004	BBB-	1,000,000	990,381
7.625%, 01/30/2011	BBB-	6,325,000	6,019,370
8.375%, 03/15/2012	BBB-	200,000	199,378
USAA Capital Corp., 5.59%, 12/20/2006 144A	AAA	4,350,000	4,670,517
Verizon Global Funding Corp., 6.75%, 12/01/2005	A+	4,000,000	4,423,156
162,678,071
Insurance 2.2%
American General Finance Corp.:
4.50%, 11/15/2007	A+	5,000,000	5,153,295
5.75%, 03/15/2007	A+	450,000	485,936
5.91%, 06/12/2006	A+	1,000,000	1,076,447
6.10%, 05/22/2006	A+	10,500,000	11,367,489
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	6,500,000	7,077,200
25,160,367
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate 1.4%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	BBB	$ 5,350,000	$ 5,739,282
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	2,500,000	2,707,090
EOP Operating LP, 7.00%, 07/15/2011	BBB+	6,300,000	6,875,366
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT	BBB	450,000	490,004
15,811,742
HEALTH CARE 0.5%
Pharmaceuticals 0.5%
Wyeth, 6.25%, 03/15/2006	A	5,500,000	5,979,793
INDUSTRIALS 1.8%
Aerospace & Defense 0.6%
Boeing Corp., 6.875%, 11/01/2006	A+	5,555,000	6,098,534
Honeywell International, Inc., 6.875%, 10/03/2005	A	825,000	914,291
7,012,825
Machinery 0.5%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	4,750,000	5,167,501
Road & Rail 0.7%
Burlington Northern Santa Fe Corp., 5.90%, 07/01/2012	BBB+	7,725,000	8,393,993
INFORMATION TECHNOLOGY 0.8%
Communications Equipment 0.8%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	8,000,000	8,836,672
MATERIALS 2.3%
Chemicals 0.4%
Dow Chemical Co.:
5.25%, 05/14/2004	A	1,100,000	1,133,572
8.625%, 04/01/2006	A	3,000,000	3,368,490
4,502,062
Metals & Mining 0.6%
Alcoa, Inc., 5.875%, 06/01/2006	A	6,300,000	6,922,238
Paper & Forest Products 1.3%
International Paper Co., 5.85%, 10/30/2012 144A	BBB	7,250,000	7,605,250
Weyerhaeuser Co., 5.50%, 03/15/2005	BBB	6,775,000	7,095,864
14,701,114
TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.4%
Bellsouth Corp., 5.00%, 10/15/2006	A+	7,825,000	8,363,697
GTE North, Inc., Ser. H, 5.65%, 11/15/2008	A+	1,000,000	1,073,472
Navistar International Corp., Ser. B, 9.375%, 06/01/2006	BB-	1,500,000	1,447,500
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	1,650,000	1,785,935
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	A+	2,550,000	2,870,624
15,541,228
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 0.3%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	BBB	$ 3,400,000	$ 3,423,633
UTILITIES 1.4%
Electric Utilities 0.9%
Dominion Resources, Inc.:
7.625%, 07/15/2005	BBB+	1,350,000	1,482,002
Ser. C, 7.60%, 07/15/2003	BBB+	1,000,000	1,023,427
Gulf Power Co., Ser. C, 4.69%, 08/01/2003	A	1,000,000	1,013,914
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	6,490,000	6,385,303
9,904,646
Gas Utilities 0.4%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	4,300,000	4,549,400
Multi-Utilities 0.1%
Scana Corp., MTN, 7.44%, 10/19/2004	BBB+	1,000,000	1,083,254
Total Corporate Bonds			478,616,933
MORTGAGE-BACKED SECURITIES 19.6%
FHLMC:
5.50%, TBA (++)	AAA	11,645,000	11,870,622
6.00%, 04/15/2016	AAA	9,691,537	10,106,704
6.50%, 07/01/2004-11/01/2032	AAA	25,759,050	26,852,144
6.98%, 10/01/2020 (h)	AAA	16,078,542	18,643,070
FNMA:
4.68%, 11/01/2012-12/01/2012 (h)	AAA	8,204,506	8,337,478
5.00%, TBA (++)	AAA	6,230,000	6,381,856
6.00%, TBA #	AAA	1,000,000	1,033,750
6.00%, 08/01/2013	AAA	1,724,033	1,812,068
6.15%, 04/01/2011-06/01/2017	AAA	4,157,345	4,637,172
6.26%, 04/01/2011	AAA	6,100,126	6,850,893
6.50%, 06/01/2011-07/01/2017	AAA	7,079,806	7,723,247
6.58%, 06/01/2009	AAA	491,670	557,816
6.74%, 01/01/2004	AAA	1,380,964	1,412,862
6.82%, 12/01/2007	AAA	6,362,480	7,159,742
6.875%, 01/01/2007	AAA	3,905,431	4,363,872
7.00%, 09/01/2027-08/01/2032	AAA	14,322,704	15,071,614
7.08%, 09/01/2006	AAA	4,676,844	5,224,500
7.09%, 07/01/2009	AAA	2,900,575	3,363,732
7.14%, 07/01/2009	AAA	9,614,525	11,050,568
7.18%, 10/01/2006	AAA	7,652,632	8,517,134
7.20%, 06/01/2006-11/01/2007	AAA	11,482,372	12,877,613
7.44%, 12/01/2006-07/01/2009	AAA	15,019,493	17,027,690
7.50%, 02/25/2029-05/25/2032	AAA	19,514,965	21,075,814
10.00%, 06/01/2005	AAA	1,565	1,573
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
GNMA:
7.00%, 03/20/2032	AAA	$ 5,854,520	$ 6,170,018
8.05%, 06/15/2019-10/15/2020	AAA	4,941,336	5,416,476
Total Mortgage-Backed Securities			223,540,028
U.S. GOVERNMENT & AGENCY OBLIGATIONS 1.4%
FFCB, MTN, 5.75%, 09/01/2005	AAA	1,080,000	1,181,093
FHLB:
Ser. 2B06, 5.625%, 02/21/2006	AAA	2,000,000	2,010,190
Ser. 8G03, 5.73%, 07/22/2003	AAA	6,000,000	6,149,430
Ser. BH04, 8.09%, 12/28/2004	AAA	1,030,000	1,156,123
Ser. CA09, 5.57%, 02/17/2009	AAA	1,000,000	1,114,268
Ser. XS04, 5.28%, 01/06/2004	AAA	1,000,000	1,042,113
FNMA, 5.625%, 05/14/2004	AAA	2,955,000	3,123,231
Total U.S. Government & Agency Obligations			15,776,448
U.S. TREASURY OBLIGATIONS 10.4%
U.S. Treasury Bonds, 7.50%, 11/15/2016	AAA	48,575,000	63,538,383
U.S. Treasury Notes:
2.75%, 09/30/2003 ##	AAA	10,610,000	10,734,339
3.25%, 05/31/2004	AAA	14,575,000	14,967,854
6.00%, 08/15/2009	AAA	23,390,000	27,201,845
6.25%, 02/15/2003	AAA	2,000,000	2,012,502
Total U.S. Treasury Obligations			118,454,923
YANKEE OBLIGATIONS-CORPORATE 0.2%
TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunications Services 0.2%
Vodafone Group Plc, 7.75%, 02/15/2010	A	2,225,000	2,628,548
YANKEE OBLIGATIONS-GOVERNMENT 1.8%
Canada:
4.25%, 11/20/2006	AA-	6,700,000	7,066,584
4.625%, 10/03/2006	AA-	4,000,000	4,249,548
5.50%, 10/01/2008	AA	8,000,000	8,857,840
Total Yankee Obligations-Government			20,173,972

		Shares	Value

MUTUAL FUND SHARES 0.3%
TCW / DW Term Trust 2003		314,400	3,420,672
SHORT-TERM INVESTMENTS 7.2%
MUTUAL FUND SHARES 7.2%
Evergreen Institutional Money Market Fund (o) (+)		81,863,738	81,863,738
Total Investments (cost $1,115,236,469) 101.4%			1,158,316,758
Other Assets and Liabilities (1.4%)			(15,554,448)
Net Assets 100.0%			$ 1,142,762,310
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(+)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(++)	Security acquired under mortgage dollar roll agreement.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
#	When-issued security.
##	All or a portion of this security has been segregated for when-issued securities.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
GNMA	Government National Mortgage Association
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 1,115,236,469
Net unrealized gains on securities	43,080,289
Market value of securities	1,158,316,758
Receivable for Fund shares sold	1,841,743
Dividends and interest receivable	11,762,998
Prepaid expenses and other assets	107,170

Total assets	1,172,028,669

Liabilities
Dividends payable	4,161,393
Payable for securities purchased	2,069,984
Payable for open mortgage dollar rolls	17,965,506
Payable for Fund shares redeemed	4,659,345
Advisory fee payable	26,673
Distribution Plan expenses payable	4,148
Due to other related parties	6,351
Accrued expenses and other liabilities	372,959

Total liabilities	29,266,359

Net assets	$ 1,142,762,310

Net assets represented by
Paid-in capital	$ 1,112,211,704
Overdistributed net investment income	(1,494,568)
Accumulated net realized losses on securities	(11,035,115)
Net unrealized gains on securities	43,080,289

Total net assets	$ 1,142,762,310

Net assets consists of
Class A	$ 87,956,582
Class B	20,753,913
Class C	39,753,559
Class I	968,418,033
Class IS	25,880,223

Total net assets	$ 1,142,762,310

Shares outstanding
Class A	14,170,202
Class B	3,343,580
Class C	6,404,527
Class I	156,013,845
Class IS	4,169,287

Net asset value per share
Class A	$ 6.21
Class A -- Offering price (based on sales charge of 3.25%)	$ 6.42
Class B	$ 6.21
Class C	$ 6.21
Class I	$ 6.21
Class IS	$ 6.21

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2002 (unaudited)

Investment income
Interest	$ 28,279,585
Dividends	113,983

Total investment income	28,393,568

Expenses
Advisory fee	2,268,511
Distribution Plan expenses
Class A	43,257
Class B	97,780
Class C	176,434
Class IS	26,004
Administrative services fees	540,122
Transfer agent fee	105,590
Trustees’ fees and expenses	5,825
Printing and postage expenses	23,301
Custodian fee	115,237
Registration and filing fees	2,984
Professional fees	11,903
Other	8,420

Total expenses	3,425,368
Less: Expense reductions	(3,200)

Net expenses	3,422,168

Net investment income	24,971,400

Net realized and unrealized gains or losses on securities
Net realized gains on securities	13,856,455
Net change in unrealized gains or losses on securities	22,532,056

Net realized and unrealized gains or losses on securities	36,388,511

Net increase in net assets resulting from operations	$ 61,359,911

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2002 (unaudited)		Year Ended June 30, 2002 (a)

Operations
Net investment income		$ 24,971,400		$ 20,444,255
Net realized gains on securites		13,856,455		3,845,634
Net change in unrealized gains or losses on securities		22,532,056		(3,926,417)

Net increase in net assets resulting from operations		61,359,911		20,363,472

Distributions to shareholders from
Net investment income
Class A		(1,949,928)		(208,944)
Class B		(354,316)		(37,988)
Class C		(637,003)		(65,743)
Class I		(21,224,474)		(19,642,930)
Class IS		(456,013)		(550,897)
Net realized gains
Class A		(272,488)		0
Class B		(64,248)		0
Class C		(121,081)		0
Class I		(3,001,491)		(11,964,507)
Class IS		(74,469)		(365,225)

Total distributions to shareholders		(28,155,511)		(32,836,234)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	5,058,025	30,902,785	271,855	1,613,787
Class B	1,103,595	6,751,611	126,401	756,891
Class C	2,765,476	16,934,651	194,752	1,164,066
Class I	46,908,750	287,071,068	10,476,967	63,082,439
Class IS	2,531,994	15,518,713	1,349,943	8,122,653

		357,178,828		74,739,836

Net asset value of shares issued in reinvestment of distributions
Class A	259,055	1,587,417	28,372	170,518
Class B	45,004	275,684	4,668	28,056
Class C	75,362	461,658	7,831	47,063
Class I	1,350,096	8,266,281	2,549,898	15,169,005
Class IS	46,093	282,377	101,157	604,665

		10,873,417		16,019,307

Automatic conversion of Class B shares to Class A shares
Class A	190,083	1,163,189	0	0
Class B	(190,083)	(1,163,189)	0	0

		0		0

Payment for shares redeemed
Class A	(3,876,247)	(23,733,162)	(496,881)	(2,994,923)
Class B	(408,424)	(2,505,004)	(52,067)	(314,287)
Class C	(1,230,463)	(7,522,259)	(52,111)	(314,239)
Class I	(29,062,563)	(178,063,382)	(19,136,558)	(115,616,623)
Class IS	(1,168,998)	(7,159,071)	(982,784)	(5,890,679)

		(218,982,878)		(125,130,751)

Net asset value of shares issued in acquisitions
Class A	0	0	12,735,940	76,452,412
Class B	0	0	2,714,486	16,295,953
Class C	0	0	4,643,680	27,877,380
Class I	0	0	59,875,608	359,314,866

		0		479,940,611

(a) For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30, to June 30, effective June 30, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended December 31, 2002 (unaudited)	Year Ended June 30, 2002 (a)

Net increase in net assets resulting from capital share transactions	$ 149,069,367	$ 445,569,003

Total increase in net assets	182,273,767	433,096,241
Net assets
Beginning of period	960,488,543	527,392,302

End of period	$ 1,142,762,310	$ 960,488,543

Overdistributed net investment income	$ (1,494,568)	$ (1,803,126)

(a) For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2001

Operations
Net investment income		$ 32,049,420
Net realized gains on securites		14,390,864
Net change in unrealized gains or losses on securities		16,784,350

Net increase in net assets resulting from operations		63,224,634

Distributions to shareholders from
Net investment income
Class I		(31,346,610)
Class IS		(777,022)

Total distributions to shareholders		(32,123,632)

	Shares
Capital share transactions
Proceeds from shares sold
Class I	13,315,974	80,087,258
Class IS	1,216,253	7,298,952

		87,386,210

Net asset value of shares issued in reinvestment of distributions
Class I	820,893	4,924,986
Class IS	74,664	448,235

		5,373,221

Payment for shares redeemed
Class I	(26,141,932)	(156,537,646)
Class IS	(1,177,888)	(7,071,131)

		(163,608,777)

Net decrease in net assets resulting from capital share transactions		(70,849,346)

Total decrease in net assets		(39,748,344)
Net assets
Beginning of period		567,140,646

End of period		$ 527,392,302

Overdistributed net investment income		$ (1,740,879)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Short Intermediate Bond Fund (formerly, Evergreen Fixed Income Fund) (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.10% of the average daily net assets for Class A shares, 0.25% of the average daily net assets for Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITIONS

Effective on the close of business June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Intermediate Fixed Income Fund, Wachovia Short Term Fixed Income Fund and Evergreen Short Duration Income Fund in exchange for Class A, Class B, Class C and Class I shares of Evergreen Fixed Income Fund. Immediately after the acquisition, Evergreen Fixed Income Fund was renamed Evergreen Short Intermediate Bond Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of the Fund. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Appreciation

Wachovia Intermediate Fixed Income Fund	$125,706,694	20,947,379	$2,462,699
WachoviaShort Term Fixed Income Fund	42,829,825	7,136,747	766,570
Evergreen Short Duration Income Fund	311,404,092	51,885,588	5,226,879

The aggregate net assets of the Fund immediately after the acquisition were $961,773,856.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$856,129,923	$165,735,205	$794,473,018	$90,217,768

During the six months ended December 31, 2002, the Fund entered into dollar roll transactions. At December 31, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$464,472	CS First Boston	1/21/2003
1,597,765	Morgan Stanley	1/14/2003
5,325,823	Bear Stearns	1/14/2003
3,648,169	Lehman Brothers	1/21/2003
2,174,773	UBS/Paine Webber	1/21/2003
4,824,524	UBS/Paine Webber	1/14/2003

During the six months ended December 31, 2002, the Fund earned $483,116 on dollar roll transactions.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $1,115,236,469. The gross unrealized appreciation and depreciation on securities based on tax cost was $43,934,585 and $854,296, respectively, with a net unrealized appreciation of $43,080,289.

As of June 30, 2002, the Fund had $22,346,072 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2003	2004	2005	2006	2007	2008

$3,201,480	$4,460,271	$1,742,698	$4,597,715	$6,989,928	$1,353,980

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended June 30, 2002 in accordance with income tax regulations

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of June 30, 2002, the Fund incurred and elected to defer post-October losses of $2,322,312.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended December 31, 2002, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $3,200 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended December 31, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564986 2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034